UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2021 (April 19, 2021)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	PEBO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A is being furnished by Peoples Bancorp Inc. ("Peoples") to the Securities and Exchange Commission (the "SEC") in respect of the Current Report on Form 8-K furnished by Peoples to the SEC on April 20, 2021 and accepted at 6:30 a.m., EDT.
Please be advised that the version of Peoples Bancorp Inc.'s First Quarter 2021 Earnings Release included as Exhibit 99.1 to this Current Report on Form 8-K/A replaces the prior version submitted at 6:30 a.m., EDT on April 20, 2021 with the Current Report on Form 8-K (the "Prior Version"). The prior version submitted included inaccuracies in certain reported amounts throughout Exhibit 99.1 included therewith, which have been corrected in the version included as Exhibit 99.1 to the Current Report on Form 8-K/A. The news release included as Exhibit 99.2 to the Current Report on Form 8-K/A is unchanged.

Item 2.02     Results of Operation and Financial Condition.

On April 20, 2021 Peoples Bancorp Inc. ("Peoples") issued a news release regarding its financial results for the first quarter of 2021. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

Conference Call to Discuss Earnings:
Peoples will conduct a facilitated conference call to discuss first quarter 2021 results of operations today at 11:00 a.m., Eastern Daylight Time, with members of Peoples' executive management participating.  Analysts, media and individual investors are invited to participate in the conference call by calling (866) 890-9285.  A simultaneous webcast of the conference call audio will be available online via the “Investor Relations” section of Peoples' website, www.peoplesbancorp.com.  Participants are encouraged to call or sign in at least 15 minutes prior to the scheduled conference call time to ensure participation and, if required, to download and install the necessary software.  A replay of the call will be available on Peoples' website in the “Investor Relations” section for one year.

Item 8.01     Other Events

On April 20, 2021, Peoples issued a news release announcing that the Board of Directors declared a quarterly dividend on April 19, 2021 of $0.36 per common share. A copy of the news release is included as Exhibit 99.2 to this Current Report on Form 8-K/A.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits on Page 3.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	News Release issued by Peoples Bancorp Inc. on April 20, 2021
99.2	News Release issued by Peoples Bancorp Inc. on April 20, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 20, 2021	By:/s/	KATIE BAILEY
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer

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